EXHIBIT 10.24
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 406
AMENDMENT N° 4
TO THE
A330-200 PURCHASE AGREEMENT
BETWEEN
AIRBUS S.A.S.
as Seller
and
AIR LEASE CORPORATION
as Buyer

Amendment N°4 to the ALC A330-200 PA — CLC CT1006764	Page 1 of 8
Execution version — February 2011

AMENDMENT N°4 TO THE
A330-200 PURCHASE AGREEMENT
This amendment N°4 (the “Amendment N°4”) dated 11th February 2011 is made
BETWEEN:
AIRBUS S.A.S., a société par actions simplifiée, created and existing under French law having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”),
and
AIR LEASE CORPORATION, a corporation organised and existing under the laws of the State of Delaware, U.S.A., having its principal place of business at 2000 Avenue of the Stars, Suite 600N, Los Angeles, California 90067, U.S.A. (the “Buyer”).
The Buyer and Seller together are referred to as the “Parties”.
WHEREAS:
A.	The Buyer and the Seller have signed a purchase agreement with reference CT-CLC1003274 on the 02nd September 2010 for the manufacture and sale by the Seller and purchase by the Buyer of three (3) A330-200 aircraft hereinafter together with its Exhibits and Letter Agreements and as further amended from time to time referred to as the “Agreement”.
B.	The Buyer and the Seller have executed an amendment N°1 to the Agreement with reference CT-CL1005050 dated December 01st, 2010 with respect to the order for an incremental A330-200 Aircraft (the “Amendment N°1”), which increases the total A330-200 aircraft ordered under the Agreement to four.
C.	The Buyer and the Seller have executed an amendment N°2 to the Agreement with reference CT-CL1006163 dated January 06th, 2011 with respect to the irrevocable conversion Aircraft bearing CAC ID 359405 from A330-200 model into an A330-300 model Aircraft (the “Amendment N°2“).
D.	The Buyer and the Seller have executed an amendment N°3 to the Agreement with reference CT-CL1006252 dated January 14th, 2011 with respect to the order for an incremental A330-300 Aircraft (the “Amendment N°3“).
E.	The Buyer wishes to purchase and the Seller wishes to sell one (1) incremental A330-200 aircraft under similar terms and conditions of the Agreement (as amended hereby).
The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Amendment N°4. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Agreement.
NOW IT IS HEREBY AGREED AS FOLLOWS:

Amendment N°4 to the ALC A330-200 PA — CLC CT1006764	Page 2 of 8
Execution version — February 2011

1.	AMDT 4 ADDITIONAL A330 AIRCRAFT

1.1	The Seller hereby agrees to sell, and the Buyer agrees to purchase from the Seller, one (1) incremental A330-200 Aircraft, which sale and purchase shall be subject to the same terms and conditions of the Agreement, except as otherwise provided for herein (the “Amdt 4 Additional A330 Aircraft”).

1.2	The Amdt 4 Additional A330 Aircraft shall be scheduled for Delivery in [*].

1.3	As a result of the amendment contemplated in this Paragraph 1, the Parties hereby agree to delete the delivery table in clause 9.1 to the Agreement in its entirety and replace it with the Appendix 1 annexed hereto.

2.	[*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment N°4 to the ALC A330-200 PA — CLC CT1006764	Page 3 of 8
Execution version — February 2011

3.	[*]

4.	SUPPORT / TRAINING MATTERS

The Buyer and the Seller hereby agree that Appendix A to Clause 16 of the Agreement shall be deleted in its entirety and replaced as follows:
QUOTE
APPENDIX “A” TO CLAUSE 16
TRAINING ALLOWANCE
For the avoidance of doubt, all quantities indicated below are the total quantities granted for the whole of the Buyer’s fleet of six (6) Aircraft firmly ordered, unless otherwise specified.

The contractual training courses defined in this Appendix A will be provided up to [*].

Notwithstanding the above, flight operations training courses granted per firmly ordered Aircraft in this Appendix A will be provided by the Seller within a period [*] said Aircraft Delivery.

Any deviation to said training delivery schedule will be mutually agreed between the Buyer and the Seller.

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment N°4 to the ALC A330-200 PA — CLC CT1006764	Page 4 of 8
Execution version — February 2011

1	FLIGHT OPERATIONS TRAINING

1.1	Flight Crew Training (standard transition course) and ETOPS courses
The Seller will provide flight crew training (standard transition course), including ETOPS courses free of charge for [*] of the Buyer’s flight crews per firmly ordered Aircraft.
1.2	Flight Crew Line Initial Operating Experience
The Seller will provide to the Buyer pilot Instructor(s) free of charge for a period of [*] pilot Instructor months in total for the Buyer’s fleet of six (6) Aircraft firmly ordered. Unless otherwise agreed during the Training Conference, in order to follow the Aircraft Delivery schedule, the maximum number of pilot Instructors present at any one time will be limited to two (2) pilot Instructors.
1.3	Type Specific Cabin Crew Training Course
The Seller will provide to the Buyer free of charge type specific training for cabin crews for [*] of the Buyer’s cabin crew instructors, pursers or cabin attendants in total for the Buyer’s fleet of six (6) Aircraft firmly ordered.
2	PERFORMANCE / OPERATIONS COURSE(S)
The Seller will provide to the Buyer [*] trainee days of performance / operations training free of charge for the Buyer’s personnel in total for the Buyer’s fleet of six (6) Aircraft firmly ordered.
3	MAINTENANCE TRAINING
3.1	The Seller will provide to the Buyer [*] trainee days of maintenance training free of charge for the Buyer’s personnel per Aircraft firmly ordered.
4	TRAINEE DAYS ACCOUNTING
Trainee days are counted as follows:

4.1	For instruction at the Seller’s Training Centers: one (1) day of instruction for one (1) trainee equals one (1) trainee day. The number of trainees originally registered at the beginning of the course will be counted as the number of trainees to have taken the course.

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment N°4 to the ALC A330-200 PA — CLC CT1006764	Page 5 of 8
Execution version — February 2011

4.2	For instruction outside of the Seller’s Training Centers: one (1) day of instruction by one (1) Seller Instructor equals the actual number of trainees attending the course or a minimum of twelve (12) trainee days, except for structure maintenance training course(s).

4.3	For structure maintenance training courses outside the Seller’s Training Center(s), one (1) day of instruction by one (1) Seller Instructor equals the actual number of trainees attending the course or the minimum number of trainees as indicated in the Seller’s Customer Services Catalog.

4.4	For practical training, whether on training devices or on aircraft, one (1) day of instruction by one (1) Seller Instructor equals the actual number of trainees attending the course or a minimum of six (6) trainee days.
UNQUOTE
4.	INCONSISTENCY AND CONFIDENTIALITY

4.1	In the event of any inconsistency between the terms and conditions of the Agreement and those of this Amendment N°4, the latter shall prevail to the extent of such inconsistency, whereas the part of the Agreement not concerned by such inconsistency shall remain in full force and effect.

4.2	This Amendment N°4, contains the entire agreement between the Parties in respect of the matters hereof and supersedes all other prior understandings, commitments, agreements, representations and negotiations whatsoever, oral and written, and may not be varied except by an instrument in writing of even date herewith or subsequent hereto executed by the duly authorised representatives of both Parties.

4.3	This Amendment N°4 shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party without the prior consent of the other Party except as may be required by law, or to professional advisors for the implementation hereof.

5.	COUNTERPARTS

This Amendment may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

6.	LAW AND JURISDICTION

The provisions of Clause 22.6 of the Agreement shall apply to this Amendment N°4 as if the same were set out in full herein, mutatis mutandis.

Amendment N°4 to the ALC A330-200 PA — CLC CT1006764	Page 6 of 8
Execution version — February 2011

IN WITNESS WHEREOF this Amendment N°4 was entered into the day and year first above written.

For and on behalf of	For and on behalf of

AIR LEASE CORPORATION	AIRBUS S.A.S.

/s/ Grant Levy	/s/ Christophe Mourey

Name Grant Levy	Name Christophe Mourey

Title Executive Vice President	Title Senior Vice President Contracts

Amendment N°4 to the ALC A330-200 PA — CLC CT1006764	Page 7 of 8
Execution version — February 2011

APPENDIX 1
DELIVERY SCHEDULE
[*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment N°4 to the ALC A330-200 PA — CLC CT1006764	Page 8 of 8
Execution version — February 2011